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                                                                   EXHIBIT 10.56

                       FORM OF SUBSCRIBER COMPUTING, INC.
                          STOCKHOLDER VOTING AGREEMENT

        This Stockholder Voting Agreement (the "Agreement") is made and entered into as of April 2, 1998 by and among Corsair Communications, Inc., a Delaware corporation ("Corsair"), Subscriber Computing, Inc., a Delaware corporation ("SCI"), and the undersigned stockholder (the "Stockholder") of SCI. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

                                    RECITALS

        III. Concurrently with the execution of this Agreement, Corsair, Anteater Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Corsair ("Merger Sub"), and SCI have entered into an Agreement and Plan of Reorganization, dated April 2, 1998 (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Merger Sub with and into SCI. Pursuant to the Merger Agreement, all of the issued and outstanding shares of capital stock of SCI (the "SCI Capital Stock") and all of the outstanding options and warrants to acquire shares of SCI Capital Stock will be converted into the right to receive shares of the capital stock of Corsair (the "Corsair Capital Stock") and options and warrants to acquire shares of Corsair Capital Stock, respectively.

        IV. The Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with the right to vote or to direct the vote of such number of shares of SCI Capital Stock as indicated on the signature page of this Agreement (the "Shares").

        V. In consideration of the execution of the Merger Agreement by Corsair, the Stockholder agrees to restrict the transfer or disposition of the Shares, or other shares of SCI Capital Stock acquired by the Stockholder hereafter and prior to the Expiration Date (as defined in Section 1.1 below), agrees to vote or to direct the vote of the Shares and any other such shares of SCI Capital Stock so as to facilitate consummation of the Merger, and agrees to grant Corsair an irrevocable proxy to vote the Shares and any other such shares of SCI Capital Stock upon the terms and subject to the conditions set forth herein.

      VI. As additional consideration for Corsair's execution of the Merger Agreement, the Stockholder agrees that ten percent (10%) of all Corsair Capital Stock received by that Stockholder as part of the Merger will be automatically deposited into and governed by the


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terms of an Escrow Fund established under the Merger Agreement without any further act or approval of the Stockholder.


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                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        A. AGREEMENT TO RETAIN SHARES.

               1. TRANSFER AND ENCUMBRANCE. The Stockholder agrees, during the period beginning on the date hereof and ending on the Expiration Date, not to transfer, sell, exchange, pledge or otherwise dispose of or encumber (collectively, "Transfer") any of the Shares or any New Shares (as defined in Section 1.2 below) except as otherwise allowed by Staff Accounting Bulletin 76 of the Securities and Exchange Commission. Such restrictions on Transfer, however, shall not be applicable to a gratuitous Transfer of the Shares or New Shares made to the Stockholder's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Stockholder or the Stockholder's spouse or issue, provided that such Transfer shall not preclude the Merger to qualify for accounting treatment as a pooling of interests. Each person to whom the Shares or New Shares are Transferred by means of one of the permitted Transfers specified above must, as a condition precedent to the validity of such Transfer, acknowledge in writing to SCI and Corsair that such person is bound by the provisions of this Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) the termination of the Merger Agreement in accordance with its terms.

               2. NEW SHARES. The Stockholder agrees that any shares of SCI Capital Stock that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership with the right to vote or direct the voting of such shares, after the date of this Agreement and prior to the Expiration Date (collectively, the "New Shares"), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

        B. AGREEMENT TO VOTE SHARES. At every meeting of the stockholders of SCI called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of SCI with respect to any of the following, the Stockholder shall vote or direct the vote of the Shares and any New Shares in favor of approval of the Merger Agreement and the Merger and in favor of any reasonable matter that could reasonably be expected to facilitate the Merger.

        C. NON-SOLICITATION AGREEMENT. The Stockholder agrees, prior to the Expiration Date, not to directly or indirectly take any of the following actions with any party other than Corsair and its affiliates, agents and representatives and their designees in connection with any Acquisition Proposal: (i) solicit or encourage submission of any inquiries, proposals or


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offers by any person, entity or group (other than Corsair, Merger Sub and their affiliates, agents and representatives), or (ii) participate in any discussions or negotiations with, or disclose any information concerning SCI to, or afford any access to the properties, books or records of SCI to, or otherwise assist, facilitate or encourage, or enter into any agreement or understanding with, any person, entity or group (other than Corsair, Merger Sub and their affiliates, agents and representatives). For the purposes of this Agreement, an "Acquisition Proposal" shall mean any inquiry or proposal relating to (i) any merger, consolidation, sale of substantial assets or similar transactions involving SCI (other than sales of assets or inventory in the ordinary course of business), or
(ii) any sale of equity interests in SCI (including without limitation by way of a tender offer or an exchange offer) other than pursuant to exercise of outstanding options and warrants. In addition, subject to the other provisions of this Section, from and after the date of this Agreement until the Expiration Date, Stockholder agrees not to directly or indirectly through any of its directors, officers, employees, representatives, investment bankers, agents or affiliates, make or authorize any statement, recommendation or solicitation in support of any Acquisition Proposal made by any person, entity or group (other than Corsair and/or Merger Sub). Upon execution of this Agreement, Stockholder agrees to immediately cease any and all existing activities, discussions or negotiations with any parties (other than Corsair, Merger Sub, and their affiliates, agents and representatives) conducted heretofore with respect to any of the foregoing. In the event that the Stockholder receives from any third party any offer or indication of interest (whether made in writing or otherwise) regarding any of the transactions referred to in the foregoing sentence, or any request for information about SCI with respect to any of the foregoing, then the Stockholder shall promptly communicate to Corsair the material terms of each such offer, indication of interest, or request, including the identity of the third party.

        D. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Corsair a proxy, which shall be deemed to be coupled with an interest, in the form attached as Annex A (the "Proxy"), which shall be irrevocable to the extent permitted by applicable law, covering the total number of Shares and New Shares of capital stock of SCI beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by the Stockholder set forth therein.

        E. ESCROW FUND. The Stockholder hereby agrees that ten percent (10%) of all Corsair Capital Stock received by that Stockholder as part of the Merger will be automatically deposited into and governed by the terms of an Escrow Fund established under the Merger Agreement without any further act or approval of the Stockholder.

        F. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. The Stockholder represents, warrants and covenants to Corsair as follows: the Stockholder (i) is the beneficial owner of the Shares, which at the date of this Agreement and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not beneficially own any shares of SCI Capital Stock other than the


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Shares (excluding shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law), and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

        G. COVENANTS OF SCI. SCI hereby agrees and covenants that:

               a. Except as set forth in Section 1.1 hereof, SCI will not and will not cause its stock transfer agent to, register the transfer of any of the Shares or New Shares on the stock transfer ledger of SCI at any time prior to the termination of this Agreement pursuant to Section 10; and

               b. SCI agrees that any shares of SCI Capital Stock (including SCI Common Stock) that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the termination of this Agreement pursuant to Section 10 shall be considered "New Shares" and subject to each of the terms and conditions of this Agreement.

        H. ADDITIONAL DOCUMENTS. The Stockholder and SCI hereby covenant and agree to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

        I. CONSENT AND WAIVER. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

        J. TERMINATION. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

        K. MISCELLANEOUS.

               1. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               2. BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties.


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               3. AMENDMENTS AND MODIFICATION. This Agreement may not be
modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

               4. SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties acknowledge that Corsair will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Corsair upon any such violation, Corsair shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Corsair at law or in equity.

               5. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                      (a)    If to Corsair, to:

                             Corsair Communications, Inc.
                             3408 Hillview Avenue
                             Palo Alto, CA  94304
                             Attention:  CEO
                             Telephone No.:  (650) 856-2677
                             Facsimile No.:  (650) 493-3588

                             With a copy to:

                             Brobeck Phleger & Harrison LLP
                             550 West C Street, Suite 1300
                             San Diego, California 92101-3532
                             Attention:  John A. Denniston
                             Telephone No.:  (619) 234-1966
                             Facsimile No.:  (619) 234-3848


                      (b)    If to SCI, to:

                             Subscriber Computing, Inc.
                             18881 Von Karman Ave., Suite 450
                             Irvine, CA  92612
                             Attention:  President
                             Telephone No.:  (714) 260-1500
                             Facsimile No.:  (714) 260-1515


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                             With a copy to:

                             Paul, Hastings, Janofsky & Walker LLP
                             695 Town Center Drive
                             17th Floor
                             Costa Mesa, CA 92626
                             Attention:  William Simpson, Esq.
                             Telephone No.:  (714) 668-6205
                             Facsimile No.:  (714) 979-1921

                      (c) If to the Stockholder, to the address set forth on the last page hereof.


               6. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. SCI and the Stockholder irrevocably submit to the jurisdiction of any state or federal court sitting in Orange County in the state of California in any action or proceeding arising out of or related to this Agreement, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. The Stockholder hereby irrevocably consents to the service of process which may be served in any such action or proceeding by certified mail, return receipt requested, by delivering a copy of such process to the Stockholder or by any other method permitted by law.

               7. ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

               8. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

               9. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


CORSAIR COMMUNICATIONS, INC.       STOCKHOLDER

                                   Name:________________________________

By:_____________________________   By:__________________________________
        Name:
        Title:                     Title:_______________________________

                                   Stockholder's Address for Notice:

SUBSCRIBER COMPUTING, INC.

                                   _____________________________________

                                   _____________________________________

By:_____________________________
        Name:
        Title:                     Shares beneficially owned:

                                   _____ shares of SCI Common Stock

                                   _____ shares of SCI Series A Preferred Stock

                                   _____ shares of SCI Series B Preferred Stock


                [SIGNATURE PAGE TO STOCKHOLDER VOTING AGREEMENT]


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                                                                         Annex A

                                IRREVOCABLE PROXY
                                     TO VOTE
                        SUBSCRIBER COMPUTING, INC. STOCK


        The undersigned stockholder of Subscriber Computing, Inc., a Delaware corporation ("SCI"), hereby irrevocably (to the fullest extent permitted by applicable law) appoints the directors on the Board of Directors of Corsair Communications, Inc., a Delaware corporation ("Corsair"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of SCI which now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of SCI issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of SCI as of the date of this Proxy are listed on the final page of this Proxy, along with the number(s) of the share certificate(s) which represent such Shares. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

        This Proxy is granted pursuant to that certain Stockholder Voting Agreement, dated as of April 2, 1998, by and among Corsair, SCI and the undersigned stockholder (the "Stockholder Agreement"), and is granted in consideration of Corsair entering into that certain Agreement and Plan of Reorganization dated as of April 2, 1998 (the "Merger Agreement"), by and among Corsair, SCI Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Corsair ("Merger Sub"), and SCI. The Merger Agreement provides, among other things, for the merger of Merger Sub with and into SCI in accordance with its terms (the "Merger"), and the undersigned stockholder will be receiving the capital stock of Corsair under the Merger. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) the termination of the Merger Agreement in accordance with its terms.

        The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to applicable law) at every annual, special or adjourned meeting of the stockholders of SCI and in every written consent in lieu of any such meeting in favor of approval of the Merger Agreement and the Merger and in favor of any reasonable matter that could reasonably be expected to facilitate the Merger. The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other


                                            A-1


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matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.


                                            A-2


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        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This Proxy is deemed to be coupled with an interest and is irrevocable (to the fullest extent permitted by Delaware Corporate Law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  April 2, 1998

                     Signature of Stockholder:___________________________

                     Print Name of Stockholder:__________________________

        Shares beneficially owned:                      Certificate Nos.

        _____ shares of SCI Common Stock                ________________________

        _____ shares of SCI Series A Preferred Stock    ________________________

        _____ shares of SCI Series B Preferred Stock    ________________________


                                       A-3